UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange

Act
Date of Report (Date of Earliest Event Reported):
February 25, 2025
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 1.01

Entry into a Material Definitive Agreement.
Background
Cal-Maine Foods, Inc. (“Cal-Maine Foods,” the “Company,” “we,” “us” or “our”)

has been controlled by members of the family
of our

founder, Fred

R. Adams, Jr.,

since its

founding and

since it

became a

public company.

In connection

with Mr. Adams’
estate planning

in 2018,

Mr. Adams’ four daughters

and Adolphus B.

Baker, Chair

of the

Company’s Board

of Directors

(the
“Board”) and

Mr. Adams’ son-in-law

(the “Members”)

(and/or their

respective predecessors-in-interest),

took certain

actions,
including forming

DLNL, LLC,

a Delaware

limited liability

company (“Daughters’ LLC” and

together with

the Members,

the
“Stockholder Parties”),

to enable

Mr. Adams’ family to

continue to

own and

retain shares

of the

Company’s Class A common
stock, $0.01 par

value per share

(the “Class A Shares”), and common

stock, $0.01 par

value per share

(the “Common Shares”)
sufficient

to

maintain

majority

voting

control

of

the

Company

after

his

death

and

to

provide

for

the

long-term,

stable

and
consistent ownership and governance of the Company.

Mr. Adams passed away on March 29, 2020.
Daughters’

LLC holds 4,800,000 Class

A Shares,

representing 100% of the

outstanding Class A

Shares.

The Class

A Shares

have
ten votes per

share and are

convertible on a

share-for-share basis into

Common Shares, which

have one vote

per share.

Generally,
the Class A

Shares automatically convert to Common Shares upon transfer to persons not related to the family.
The outstanding Class

A Shares

currently represent approximately

52.0% of the Company’s

total voting power.

In addition to the
Class A Shares, Daughters’ LLC

also holds

1,087,956 Common Shares,

bringing the

total voting

power of

the shares

held by
Daughters’ LLC to approximately

53.2%.
The Members have

informed the Board

that they are

potentially interested in

diversifying their respective

financial portfolios (the
“Potential Portfolio Diversification”), including through

the potential sale of

all or a portion

of the Common Shares

underlying
the Class

A Shares

held by Daughters’

LLC, as most

of them have

become more focused

on their individual

estate planning efforts
and philanthropic

endeavors.

The Potential

Portfolio Diversification

could result

in Daughters’ LLC

ceasing to

have majority
voting control of the Company, which in turn would result in the Company ceasing to be a “controlled company” pursuant to the
rules of The Nasdaq Stock Market. The Members indicated that they were willing to work with the Company towards achieving a smooth

transition. Before

giving effect

to any

potential sales,

if Daughters’

LLC were

to convert

its Class A

Shares into

Common
Shares, Daughters’ LLC’s total voting

power would decline

from 53.2% to

12.0% of the

voting power of

the Company’s then-
outstanding Common Shares. The Class A Conversion would have no impact on the Daughters’ LLC’s economic interest in the
Company, which would remain at 12.0%.
As noted above, Mr. Baker has an interest in the Potential Portfolio Diversification and, as a director, has an interest in certain of
the potential

actions by

the Company to

address the Potential

Portfolio Diversification.

Because Mr. Baker’s interests

may be
different

from

the

interests

of

the

stockholders

generally,

the

Board

authorized

a

special

committee,

consisting

solely

of
disinterested

independent directors

(the “Special

Committee”), to

consider what

corporate actions,

if

any, should

be

taken to
address the impact of the Potential Portfolio Diversification on the Company and its stockholders.
The Special Committee, among other things,

considered and determined that it was

in the best interests of

the Company and its
stockholders for the Company

to facilitate the Members’

sale of their Common

Shares, including the Common

Shares underlying
their Class A Shares, and manage the

loss of controlled company

status, in each

case, in an orderly

manner in compliance with
legal requirements.
On February 24, 2025,

the Special Committee

unanimously recommended to

the Board, and,

on February 25,

2025, the

Board
approved the

Agreement Regarding Conversion

(the “Conversion

Agreement”), by and among

the Company and the

Stockholder
Parties, including the documents contemplated

by that agreement, which include:

(i) the Third

Amended and Restated Certificate
of Incorporation of the Company (“Restated Charter”),

to become effective upon filing with the

Delaware Secretary of State (the
“Restated

Charter

Effective

Date”),

(ii) the Amended

and

Restated

Bylaws of

the

Company

(“Restated

Bylaws”), to

become
effective

on

the Restated

Charter

Effective Date,

and

(iii) an

amendment and

restatement of

the

Daughters’ LLC’s

operating
agreement

to

permit

Daughters’ LLC

to

take

the

actions

provided

for

in

the

Conversion Agreement

(the

“Daughters’ LLC
Amendment”).

The Conversion

Agreement, including

the documents

contemplated by

that agreement,

are referred

to collectively
as the

“Transactions.”

At the

meeting at

which the

Board approved

the Conversion Agreement,

the Board

also unanimously
approved and declared advisable the Restated Charter, and directed that it be submitted for stockholder approval by the majority written consent of stockholders.
Thereafter, on February 25, 2025, the Conversion Agreement was

executed and delivered by

the Company and the

Stockholder
Parties, and Daughters’ LLC executed and delivered the majority written consent in lieu of a meeting of stockholders approving the Restated Charter (the

“Majority Written Consent”)

in accordance with Section 228

of the Delaware General

Corporation Law
(the “DGCL”).

As requested by the

Board, Mr. Baker

plans to continue to

serve as Board

Chair at least until

the Company’s 2027 annual

meeting
of stockholders.
Contemporaneously with

the filing

of this

Current Report

on Form

8-K, the

Company is

also filing

a preliminary

Information
Statement with the U.S. Securities and Exchange Commission (“SEC”) regarding the Restated Charter and related matters.

The
Restated Charter will become effective upon filing with the Secretary of State of the State of Delaware (the “Delaware Secretary
of State”),

which the

Company expects

to occur

on or

promptly after

the 20th

calendar day

following the

distribution of

the
definitive Information Statement to stockholders.
Because the Restated Charter

has been approved by

the Board and by

the stockholder vote required

by law, the Company

will not
be soliciting proxies or holding a meeting of stockholders to consider the Restated Charter.
Agreement Regarding Conversion
The Conversion Agreement provides for the following:
●
The approval by the Board, and approval by

Daughters’ LLC

by majority written consent, of the Restated Charter,

to be
effective upon the Restated Charter Effective Date;
●
The approval

by the

Board of

the Restated

Bylaws, which

include provisions

that align

with the

Restated Charter,

to
become effective on the Restated Charter Effective Date;
● The agreement by the Stockholder Parties not to convert any Class A Shares into Common Shares prior to the Restated
Charter Effective Date;
●
The agreement by the Stockholder Parties that if

Daughters’ LLC converts any Class A

Shares into Common Shares, it
will simultaneously convert all (but not less than all) Class

A Shares into Common Shares (the “Class A

Conversion”);
●
After

the

effective

date

of

the

Class A

Conversion

(the

“Class A

Conversion

Date”),

and

ending

on

the

12-month
anniversary of

the Class

A

Conversion Date

(or, if

earlier, December 31, 2026),

certain registration

rights of

the Members
to offer or sell Common Shares in a registered offering under the Securities

Act; and
●
The adoption by the

Stockholder Parties of an

amended and restated limited

liability company operating agreement of
Daughters’ LLC, which provides for

certain changes to

permit Daughters’ LLC to take

the actions provided

for in the
Conversion Agreement.
The Conversion Agreement

also provides

that, prior

to the

expiration of

the registration

rights, each

Stockholder Party

agrees
(i) to cause all

Common Shares and

Class A Shares held by such

Stockholder Party (or

over which such

Stockholder Party has
voting discretion or

control as of

the applicable record

date) to be

present either in

person or by

proxy for quorum

purposes at
any stockholders’ meeting at which

directors of the

Company are elected,

and (ii) to vote,

or cause to

be voted, such

Common
Shares and Class A Shares held by it (or over which such Stockholder Party has voting discretion or control) in favor of not less than three independent directors.
The Transactions do not

require any Stockholder

Party to convert

Class A Common Shares into Common

Shares or to

sell any
Common Shares.

As noted above, the registration rights provided to the Members pursuant to the Conversion

Agreement expire
on the 12-month anniversary of the Class A

Conversion Date (or, if earlier, December 31, 2026).
The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the
Conversion Agreement, a copy of which is filed herewith

as Exhibit 99.1.
Item 1.02

Termination of a Material Definitive Agreement.
Pursuant

to the

Conversion Agreement,

that certain

Agreement Regarding

Common Stock,

dated as

of

July 20, 2018,

by

and
among the Company and

the Members, among others,

which is filed as

Exhibit 10.1 to the Company’s

annual report on Form 10-
K

for

the

fiscal

year

ended

June 1, 2024,

terminated

on

February 25, 2025,

upon

execution

and

delivery

of

the

Conversion
Agreement.
Item 5.01 Changes in Control of Registrant.
(a) The Company has not experienced a change of control.

(b)
As

described

in

Item 1.01,

if

the

Class A Conversion

occurs,

Daughters’ LLC

will

no

longer

control

a

majority

of

the
Company’s total voting power, and the

Company would no longer be a

“controlled company” under the rules

of The Nasdaq
Stock Market.

As described in

Item 1.01, the Conversion Agreement does

not require Daughters’ LLC to

convert its Class A Shares

or to sell
any shares of

the Company.

Therefore, there can be

no assurance that the

Class A Conversion will occur or,

if so, when it

will
occur. However, even if the

Class A Conversion occurs, it would represent a dissipation of control, not a

“change of control” in
the traditional sense because no other third party would be acquiring control. For example, the Class

A Conversion would not be
considered a “change of control” for purposes of the Company’s incentive plan or outstanding equity grants.
The

description

of

the

Conversion Agreement

and

the

documents

contemplated

by

that

agreement

set

forth

in

Item 1.01

is
incorporated by reference into this Item 5.01.
Item 5.03 Amendments to

Articles of Incorporation or Bylaws; Change in Fiscal Year.
Third Amended and Restated Certificate of Incorporation
As described in

Item 1.01, the

Restated Charter will

become effective upon

filing with the

Delaware Secretary of

State, which
the Company expects to occur on or promptly after the 20th calendar day following the distribution of the definitive Information
Statement to

stockholders. The Restated

Charter provides for

the following

changes, among others,

to the

Company’s existing
Second Amended and Restated Certificate of Incorporation,

as amended (the “Current Charter”):
Authorization of Undesignated Preferred Stock
Under the Restated

Charter, the Board

will have the

authority, without further

action by the

stockholders, to authorize

the issuance
by the Company of up to 10,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”), in one or more series and to fix the rights, preferences,

privileges

and restrictions granted to or imposed

upon the Preferred Stock.

Any or all of
these rights may be greater than the rights of our Common Shares or Class

A Shares. Under the Current Charter, the Company

is
not authorized to issue preferred stock.
Classified Board
The Restated Charter

provides for classification

of the Board,

pursuant to which

directors will be

divided into three

classes, as
nearly equal

in number

as possible.

The directors

in Class I

will each

have a

term expiring

at the

first annual

meeting of

the
stockholders following the effectiveness of

the Restated Charter.

The directors in Class II will

each have a term expiring

at the
second annual

meeting of

the stockholders

following the

effectiveness of

the Restated

Charter.

The directors

in Class III

will
each have a term expiring at the third annual meeting of stockholders following the effectiveness of the Restated Charter.
At each annual

meeting of stockholders

of the Company

beginning with the

first annual meeting

of stockholders following

the
effectiveness of the Restated Charter,

subject to any rights of

the holders of shares of

any class or series of

Preferred Stock, the
successors of

the directors

whose term

expires at

that meeting

shall be

elected to

hold office

for a

term expiring

at the

annual
meeting of stockholders held

in the third year

following the year of

their election and will

hold office until

their successors are
duly elected and

qualified, subject to

such director’s earlier

death, resignation or

removal.

In the case

of any increase

or decrease,
from time to time,

in the number of

directors of the Company,

the number of directors

in each class shall

be apportioned as nearly
equal as possible.

No decrease in the number of directors shall shorten the term of any incumbent director.
Upon the effective date of the Restated Charter, the Board will be classified into three classes, and it is expected that the current
directors will be apportioned into the three classes as provided below:
Class Directors
Class I
(terms expiring at the 2025 Annual Meeting)
Sherman L. Miller and Camille S.

Young
Class II
(terms expiring at the 2026 Annual Meeting)
Max P. Bowman and Letitia C. Hughes
Class III
(terms expiring at the 2027 Annual Meeting)
Adolphus B.

Baker, Steve W.

Sanders and James E.

Poole
Pursuant to the Current

Charter, the Board is not

classified, and directors are elected

at each annual meeting to

serve for a term
of one year and until their successors are duly elected and qualified.

No Cumulative Voting in Director Elections
Under the Restated Charter, cumulative voting in director elections will not be permitted. Cumulative voting,

which is permitted
by the

Current Charter,

is a

process for

electing directors

that permits

each stockholder

to cast

a number

of votes

equal to

the
number of

Board seats

up for

election, multiplied

by the

number of

votes attributable

to the

Company Shares

the stockholder
owns. Those votes can then be allocated by the stockholder disproportionately to one or more candidates.
Removal of Directors by Stockholders Only for Cause
Under the

Restated Charter,

subject to

the rights

of holders

of any

series of

Preferred Stock

with respect

to the

election of

directors,
a director may be removed

from office by the stockholders

of the Company only for

cause and only by the

affirmative vote of the
holders of at least a majority

of the voting power of

all then outstanding shares of capital stock

of the Company entitled to vote
generally in the election of directors, voting together as a single class. The DGCL permits corporations with classified boards to include this

provision in

their charters.

The Current

Charter and

the Company’s

existing Amended

and Restated

Bylaws (the
“Current Bylaws”)

are silent

with regard

to the

removal of

directors, and

therefore, pursuant

to the

DGCL, directors

may be
removed, with or without cause, by the holders of a majority of the voting power.
Vacancies and Newly Created Directorships
The Restated Charter provides that, subject

to the rights of holders of any

series of Preferred Stock with respect

to the election of
directors, vacancies

occurring on

the Board

for any

reason and

newly created

directorships resulting

from an

increase in

the
number of directors

may be filled

only by vote

of a majority

of the remaining

members of the

Board, although less

than a quorum,
or by a sole remaining director, at any meeting of the Board and not by the stockholders.

A person so elected by the

Board to fill
a vacancy or newly

created directorship shall hold

office until the next

election of the class

for which such person

shall have been
assigned by the Board and until such person’s successor shall be duly elected and qualified or until such director’s earlier death,
resignation or removal.

The Current Bylaws

contain a similar

provision, but do

not restrict the

power to fill

vacancies to the

Board
and do not address vacancies occurring in a class of directors, as under the Current Charter the Board is not classified.
Amendments to Charter
Pursuant to

the Restated

Charter, any

amendment to

the Restated

Charter will

require the

affirmative vote

of the

holders of

at
least 66
2
/
3
% of the voting

power of all then outstanding

shares of capital stock of

the Company entitled to vote

generally in the
election of directors, voting together as a single class.

In addition, so long as any Class A Shares are outstanding, the Company may not, without first obtaining the approval by vote or written consent in the manner provided by law of the holders of not less than

66
2
/
3
%

of

the

total

number

of

Class A Shares

outstanding,

voting

separately

as

a

class,

(i) alter

or

change

the

rights

or
privileges of

Class A Shares, (ii) amend any

provision of the

section of the

Restated Charter designating

the special rights

and
privileges

of

the

Class

A

Shares

affecting

the

Class

A

Shares

or

(3) effect

any

re-classification

or

re-capitalization

of

the
Company’s outstanding capital stock.
The

Current

Charter

contains

the

same

provisions

with

respect

to

the

special

voting

rights

of

the

Class A

Shares

described
immediately above. The Current Charter is otherwise silent with respect to amendments; therefore, under the DGCL, except for
such special voting rights of the Class A

Shares, or as may otherwise be required by law, the Current Charter can be amended by the approval of a

majority in voting interest

of the Common Shares

and Class A Shares issued and outstanding, voting together
as a group.
Amendments to Bylaws
Under the Restated Charter,

the bylaws of the

Company then in effect

may be amended by

the Board or the

affirmative vote of
the holders of at least 66 2 /
3
% of the voting power of all then outstanding

shares of capital stock of the Company entitled to vote
generally in the election of directors, voting together as a single class.
The Current Charter provides that the Board is authorized to amend the Company’s bylaws, and the Current Bylaws provide that
they may be amended by the

Board or by the stockholders by

the vote of the holders of

a majority in voting interest of

the capital
stock having voting power present in person or represented by proxy.
Stockholder Action by Written Consent
The Restated Charter specifically denies the

ability of stockholders to act by

written consent. The Current Charter is silent

with
respect to

the ability

of

stockholders to

act by

written consent;

therefore, under

the DGCL,

stockholder action

may be

taken
without a meeting, without prior notice

and without a vote, if a consent

or consents, setting forth the action so

taken, is signed by

the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
Special Meetings of Stockholders
The Restated

Charter provides

that special

stockholder meetings

may be

called at

any time

only by

the Board

Chair or

by the
Board.

The ability of stockholders to call special stockholder meetings is specifically denied. The Current Charter is silent with respect to calling special stockholder meetings, and the Current Bylaws provide that special stockholder meetings may be called by the Board

Chair, chief executive

officer, president, a

majority of the

Board, or by

stockholders owning a

majority in voting
interest of the entire capital stock of the Company issued and outstanding and entitled to vote.
Indemnification
Under the Restated Charter, the

Company will indemnify its directors

and officers to the fullest

extent authorized or permitted by
the DGCL,

as now

or hereafter

in effect.

A director’s

right to

indemnification will

include the

right to

be paid

the expenses
incurred in

defending or

otherwise participating

in any

proceeding in

advance of

its final

disposition, but

only if

that director
presents to the

Company a written

undertaking to repay

that amount if

it shall ultimately

be determined that

the director is

not
entitled to be indemnified.

Insurance
Pursuant to the Restated Charter, the Company may purchase and maintain insurance on behalf of any current or former director
or officer against any liability asserted against that person to the fullest extent authorized or permitted by the DGCL.
Forum Selection
The Restated Charter provides that,

unless a majority of the

Board, acting on behalf of

the Company, consents in writing

to the
selection of

an alternative

forum, the

Court of

Chancery of

the State

of Delaware

(or, if

the Court

of Chancery

does not

have
jurisdiction, another state court located within the State of

Delaware or, if no state court located within the State of Delaware has
jurisdiction, the

federal district

court for

the District

of Delaware),

will be

the sole

and exclusive

forum for

(i) any derivative
action or

proceeding brought

on behalf

of the

Company under

Delaware law,

(ii) any action

asserting a

claim of

breach of

a
fiduciary

duty

owed

by

any

current

or

former

director,

officer

or

other

employee

of

the

Company

to

the

Company

or

the
Company’s stockholders,

(iii) any action

asserting a

claim against

the Company

or any

of its directors,

officers or other

employees
arising pursuant to

any provision of

the DGCL, the

Company’s certificate of

incorporation or bylaws

(in each

case, as may

be
amended

from

time

to

time),

(iv) any

action

asserting

a

claim

against

the

Company

or

any

of

its

directors,

officers

or

other
employees

governed

by

the

internal

affairs

doctrine

of

the

State

of

Delaware

or

(v) any

other

action

asserting

an

“internal
corporate claim,” as defined in Section 115 of

the DGCL, in all cases subject to

the court’s having personal jurisdiction over all
indispensable parties named as defendants.
The Restated Charter further provides that, unless a majority of the Board, acting on behalf of the Company, consents in writing to the selection of an alternative forum,

the federal district courts of the United States

of America will be the sole and exclusive
forum for the resolution of any action asserting a cause of action arising under the Securities

Act.
The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the
Company’s Third Amended and

Restated Certificate of Incorporation, a copy of which is filed herewith as Exhibit 99.2.
Amended and Restated Bylaws
As described in

Item 1.01, the

Restated Bylaws will

become effective when

the Restated Charter

becomes effective. The

Restated
Bylaws contain changes that align

with the Restated Charter. In

addition, the Restated Bylaws provide

for the following changes,
among others, to the Current Bylaws:
Advance Notice for Stockholder Proposals and Director Nominations
The

Restated

Bylaws

establish

advance

notice

procedures

for

stockholder

proposals

to

be

brought

before

a

meeting

of

our
stockholders, including

proposed nominations

of persons

for election

to the

Board.

At an

annual meeting,

stockholders may
consider only

proposals or

nominations (i) specified

in the

notice of

the meeting

given at

the direction

of the

Board, or

as otherwise
properly brought

before the meeting

at the direction

of the Board,

or (ii) submitted by

a stockholder

who is a

stockholder of

record
at the time of

giving the notice provided

for in the Restated

Bylaws through the meeting

date, is entitled to

vote at the

meeting
and complies with the advance notice procedures, including with respect to timing and content, set forth in the

Restated Bylaws.

To be timely, stockholder notice of

proposals and nominations must be received

by the corporate secretary no later

than the close

of business on

the 90th day,

and no earlier

than the 120th

day, prior

to the first

anniversary of the

date of

the preceding year’s
annual meeting (unless the meeting date is significantly shifted as provided in the Restated Bylaws).
At a special meeting, stockholders may

consider only business brought before the meeting

pursuant to the Company’s notice of
the meeting, and if the notice

includes director elections, nominations may

be made (i) at the direction of

the Board or (ii) by any
stockholder who is a stockholder of record at the time of giving the notice provided for in the Restated Bylaws through meeting
date,

is entitled

to vote

at

the meeting

and on

the election,

and complies

with the

advance notice

procedures, including

with
respect to timing

and content, set

forth in the

Restated Bylaws.

To be timely,

stockholder notice of

a nomination must

be received
by the corporate secretary no earlier than the close of business on the 120th day prior to the special meeting and no later than the
close of

business on

the later

of (i) the

90th day

prior to

the meeting

and (ii) the

tenth day

following the

day on

which public
disclosure of the date of the meeting is first made by the Company.
In addition,

stockholders may

consider a

stockholder proposal

included in

the Company’s

proxy materials

in compliance

with
Rule 14a-8 under the Exchange Act.

All proposals and nominations must also comply with all applicable legal requirements.
Director Eligibility
Under the Restated Bylaws, no person will be eligible for election as a director unless he or she has, within ten days following a reasonable request, made himself or herself available to be interviewed by the Board (or any committee or other subset thereof).
Conduct of Meetings
Under the Restated Bylaws,

the Board Chair (or,

in his or

her absence, a

director or officer

appointed by the

Board) will act as
the chairperson of stockholder meetings.

The Board and the chairperson

of a stockholder meeting may

adopt rules, regulations
and procedures for the conduct of

that meeting, and the chairperson will

have the authority to convene and (for

any or no reason)
recess or adjourn that meeting.
Lead Independent Director
Pursuant to

the Restated Bylaws,

if the

Board Chair does

not qualify

as independent, the

independent directors shall

appoint a
lead independent director.

The lead independent director,

if any, shall

preside at all

executive sessions of

the Board, serve as

a
liaison to the

Chief Executive Officer

and other directors

not present at

executive sessions of

the Board regarding

topics discussed
in executive

session or

other matters

as may

be raised

from time

to time

by one

or more

independent directors, work

with the
Board Chair

and other

directors to

determine agenda

items for

Board meetings,

have the

power to

call meetings

of the independent
directors, and have such

other responsibilities, and perform

such duties, as may

from time to time

be assigned to him

or her by
the Board. The independent directors

may remove or replace

the lead independent director

from such position at

any time with
or without

cause by

the vote

of a

majority of

the independent

directors present

at a

duly convened

Board meeting.

The independent
directors shall periodically consider whether and, if

so, when to rotate the position of lead

independent director, and may appoint
a

lead

independent

director

for

a

specified

term,

which

may

be

renewed.

Pursuant

to

the

Restated

Bylaws,

the

independent
directors will appoint a lead independent director, effective as of the Restated Charter Effective Date.
The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the
Restated Bylaws, a copy of which is filed herewith as Exhibit 99.3.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On February 25, 2025, the Board

approved the Transactions, including approving and declaring advisable the Restated Charter,
and

directing

that

it

be

submitted

for

stockholder

approval

by

the

majority

written

consent

of

stockholders.

Also

on
February 25, 2025, Daughters’

LLC delivered

the Majority

Written

Consent to

the

Company approving

the Restated

Charter.

Because the Majority Written Consent is sufficient to satisfy the stockholder vote requirement under the DGCL for the approval of

amendments

to

the

Current

Charter,

no

additional

stockholder

vote

will

be

needed

to

approve

the

Restated

Charter.

Consequently, the Company will not be soliciting proxies or holding a meeting of stockholders to consider the Restated Charter.
Pursuant to Section 228 of the DGCL, Article II, Section 11 of the Current Bylaws and Section 14(c) of the Securities

Exchange
Act

of

1934,

as

amended

(the

“Exchange Act”),

and

the

regulations

promulgated

thereunder,

including

Regulation

14C,

a
Schedule 14C Information Statement will be filed with the SEC and sent or given to the stockholders of the Company to

provide
prompt notice of the taking

of a corporate action by

written consent of stockholders to

the Company’s stockholders who

have not
consented in writing to such action.

Item 7.01 Regulation FD Disclosure.
The Company also announced on February 25, 2025 that its

Board has approved a new $500 million share repurchase program.
The share repurchase program authorizes

the Company, in management’s discretion,

to repurchase Common Shares from time

to
time for an aggregate purchase

price up to $500

million (exclusive of any fees,

taxes, commissions or other expenses related

to
such repurchases),

subject to

market conditions

and other

factors. The

actual timing,

number and

value of

shares repurchased
under the program will be

determined by management in its

discretion and will depend on

a number of factors, including,

but not
limited to, the market price of the Common Shares and general market and economic conditions.
The Company expects to strategically and opportunistically repurchase shares from time to time through solicited or unsolicited transactions in the

open market, in

privately negotiated transactions

or by other

means in accordance

with securities laws.

It is
also possible

that the

Company could

use a

portion of

its new

share repurchase

program to

repurchase some

of the

Members’
Common Shares

as

part of

the Potential

Portfolio Diversification.

Any repurchases

from

the

Members would

require special
approval from the Special Committee. The Company expects that share repurchases under the program will be funded from one or a

combination of

existing cash

balances and

future free

cash flow.

The share

repurchase program

does not

obligate the

Company
to repurchase any specific amount of shares, does not

have an expiration date, and may be suspended, modified

or discontinued
at any time without prior notice.
Cal-Maine

Foods

issued

a

press

release,

dated

February 25,

2025,

titled

“Cal-Maine

Foods,

Inc. Announces Agreement

with
Company’s Founder’s Family and Also Announces New $500 Million Share

Repurchase Program.” A copy of the press release
is furnished herewith as Exhibit 99.4 and is incorporated herein by reference.
The information included

in this Item 7.01,

including Exhibit 99.4 furnished

herewith, is being

furnished and shall

not be deemed
to be

filed for purposes

of Section 18 of

the Exchange Act, or

otherwise subject to

the liabilities of

that section, nor

shall it be
deemed incorporated by reference into

any filing under the Securities Act of

1933, as amended, or

the Exchange Act, except as
shall be expressly set forth by specific reference in such filing.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING

STATEMENTS
Certain statements contained in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning
of Section 27A

of the

Securities

Act of

1933, as

amended, and

Section 21E of

the Exchange

Act.

Such forward-looking

statements
are

identified

by

the

use

of

words

such

as

“believes,”

“intends,”

“expects,”

“hopes,”

“may,”

“should,”

“plans,”

“projected,”
“contemplates,” “anticipates,” or

similar words.

Actual outcomes or

results could differ

materially from those

projected in the
forward-looking statements.

The forward-looking

statements are

based on

management’s current

intent, belief,

expectations,
estimates, and projections

regarding the Company

and its industry.

These statements are

not guarantees of

future performance
and involve risks, uncertainties, assumptions, and other

factors that are difficult to predict

and may be beyond our

control.

The
factors that could cause actual results to differ materially from those projected in the forward-looking statements include, among
others,

(i) the

risk

factors

set

forth

in

Part I

Item 1A

Risk

Factors

of

our Annual

Report

on

Form 10-K

for

the

year

ended
June 1, 2024, as well as those included in other reports we file from time to time with the SEC (including our Quarterly Reports on Form 10-Q and Current

Reports on Form 8-K), (ii) the

occurrence of any event,

change or other circumstances

that could give
rise to the Board’s decision to abandon

the Restated Charter or to the termination

of the Conversion Agreement,

(iii) the effect of
the announcement of the Conversion Agreement on the Common Shares’ trading price, the ability of the Company to retain and hire

key

personnel

and

maintain

relationships

with

its

customers

and

suppliers,

and

on

the

Company’s

operating

results

and
business generally, (iv) the impact on the Common Shares’ trading price of the sale or marketing, or potential sale or marketing, of a significant number of

Common Shares as part of the

family’s portfolio diversification, (v) the risks and

hazards inherent in
the shell egg business (including disease, pests, weather conditions, and potential for product recall), including but not limited to
the current outbreak

of HPAI affecting

poultry in the

U.S., Canada and

other countries that

was first detected

in commercial flocks
in the

U.S. in

February 2022 and

that first

impacted our

flocks in

December 2023, (vi) changes

in the

demand for

and market
prices of shell eggs and

feed costs, (vii) our ability

to predict and meet

demand for cage-free and

other specialty eggs, (viii) risks,
changes, or obligations

that could result

from our recent

or future acquisition

of new flocks

or businesses and

risks or changes
that may cause conditions

to completing a pending

acquisition not to

be met, (ix) risks relating

to changes in

inflation and interest
rates, (x) our

ability to

retain existing

customers, acquire

new customers

and grow

our product

mix, (xi) adverse

results in

pending
litigation matters, and (xii) global

instability, including as a

result of the war

in Ukraine, the conflicts

in Israel and surrounding
areas and attacks on shipping in the

Red Sea.

Readers are cautioned not to place undue

reliance on forward-looking statements
because, while we

believe the assumptions

on which

the forward-looking statements

are based are

reasonable, there can

be no
assurance that these forward-looking statements will prove

to be accurate.

Further, forward-looking statements included herein
are only made as

of the respective dates

thereof, or if no

date is stated, as

of the date hereof.

Except as otherwise required

by law,
we disclaim any intent

or obligation to update publicly

these forward-looking statements, whether because

of new information,
future events, or otherwise.

Additional Information and Where to Find It
This

Current

Report

on

Form 8-K

is

being

made

in

respect

of

the Transactions

involving

the

Company

and

the

Stockholder
Parties.

Contemporaneously

with

the

filing

of

this

Current

Report

on

Form

8-K,

the

Company

is

also

filing

a

preliminary
Information Statement, containing the

information with respect to

the Restated Charter specified

in Schedule 14C promulgated
under the

Exchange Act.

When completed,

a definitive

Information Statement

will be

mailed or

delivered to

the Company’s
stockholders.

This Current

Report on Form 8-K is not a substitute for the Information Statement on Schedule 14C, or any other document that the Company may file with the SEC or send to its stockholders in connection with the Transactions.
STOCKHOLDERS OF THE COMPANY

ARE URGED TO READ

ALL RELEVANT DOCUMENTS

FILED WITH THE SEC,
INCLUDING

THE

INFORMATION

STATEMENT

ON

SCHEDULE

14C,

AS

WELL

AS

ANY

AMENDMENTS

OR
SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY WHEN THEY BECOME

AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION

ABOUT THE TRANSACTIONS.
The Company’s stockholders

may obtain copies

of all documents

filed by the

Company with the

SEC, free of

charge, at the

SEC’s
website,

www.sec.gov

or

from

the

Company’s

website

at

https://www.calmainefoods.com/sec-filings

or

by

contacting

the
Company’s Secretary in

writing or by

telephone at Cal-Maine

Foods, Inc., ATTN:

Max P. Bowman, Secretary,

1052 Highland
Colony Pkwy, Suite 200, Ridgeland, MS

39157, telephone number (601) 948-6813.
Item 9.01.

Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
99.1
Agreement Regarding Conversion dated February 25, 2025 by and among Cal-Maine Foods, Inc.,
DLNL, LLC, and each member of DLNL, LLC
99.2
Third Amended and Restated Certificate of Incorporation to be effective on the Restated Charter
Effective Date
99.3
Amended and Restated Bylaws to be effective on the Restated Charter Effective Date
99.4
Press Release issued by the Company on February 25, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements for

the Securities Exchange Act of 1934, the

registrant has duly caused this

report to be signed

on
its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: February 25, 2025
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer